                                                                       EXHIBIT A
                         AGREEMENT FOR THE PURCHASE OF PLASMA

This Purchase and Sale Agreement is made on November 1, 1996, between SeraCare, Inc., having an address at 1925 Century Park East, Suite 1970, Los Angeles, California 90067 ("SELLER") and NABI, having an address at 5800 Park of Commerce Boulevard, N.W., Boca Raton, Florida 33431 ("NABI").

                                 ARTICLE 1.  RECITALS

This Agreement is made on the basis of the following facts:

1.1 The term "Plasma" as used in this Agreement shall refer to citrated human blood plasma to be delivered from plasmapheresis bleedings conducted at SELLER's Plasma Donor Center locations, all of which Plasma shall comply with the specifications and testing requirements attached hereto as Exhibit A (the "Specifications"). NABI may amend the Specifications at any time or from time to time on ten (10) days' prior written notice to SELLER.

                              ARTICLE 2.  TERMS OF SALE

2.1      Agreement to Purchase and Sell

         Subject to the terms and conditions of this Agreement, NABI agrees to purchase and SELLER agrees to sell Plasma collected by SELLER at the following Plasma Donor Center location (hereinafter referred to as the ("Center"):

         Clearfield, Utah
         Raleigh, North Carolina
         Macon, Georgia

2.2      Quantity of Plasma Purchased

         During the term of this Agreement, SELLER agrees to sell to NABI SELLER's entire production of Plasma from the Center, and NABI agrees to purchase SELLER's entire production of Plasma from the Center.

2.3      Price

         The price for the Plasma to be purchased from SELLER by NABI shall be:

              (a) SOURCE PLASMA. For the period February 1, 1997 through December 31, 1997, the price for Source Plasma shall be $50.00 per liter. For the period January 1, 1998 through December 31, 1998, the price for Source Plasma shall be $50.00 per liter increased or decreased by a percentage exactly equal to the percentage by which the weighted average sales price (exclusive of transportation charges, additional testing fees, charges to comply with governmental or industry requirements and taxes, duties or other governmental charges) ("Weighted Average Sales Price") charged by NABI to its contract customers for Source Plasma for the period ended December 31, 1997 has increased or decreased over the Weighted Average Sales Price charged by NABI to its contract customers for Source Plasma for the twelve months ended December 31, 1996. For each twelve-month period thereafter, the price for Source Plasma shall be the price for the immediately prior twelve-month increased or decreased by a percentage exactly equal to the percentage by which the Weighted Average Sales Price charged by NABI to its contract customers for Source Plasma for the immediately prior twelve-month period has increased or decreased over the Weighted Average Sales Price charged by NABI for Source Plasma for the second prior twelve month period.

         For the period January 1, 1999 through January 31, 2000, the price for Source Plasma shall be the contract price per liter on December 31, 1998, increased or decreased by a percentage exactly equal to the percentage by which the weighted average sales price (exclusive of transportation charges, additional testing fees, charges to comply with governmental or industry requirements and taxes, duties or other governmental charges) ("Weighted Average Sales Price") charged by NABI to its contract customers for Source Plasma for the period ended December 31, 1998 has increased or decreased over the Weighted Average Sales Price charged by NABI to its contract customers for Source Plasma for the twelve months ended December 31, 1997. For each twelve-month period thereafter, the price for Source Plasma shall be the price for the immediately prior twelve-month increased or decreased by a percentage exactly equal to the percentage by which the Weighted Average Sales Price charged by NABI to its contract customers for Source Plasma for the immediately prior twelve-month period has increased or decreased over the Weighted Average Sales Price charged by NABI for Source Plasma for the second prior twelve month period.

              (b) SPECIALTY PLASMA. NABI may, at its sole option and discretion, require that SELLER collect Specialty Plasma at the Center and sell such Specialty Plasma to NABI, at a price mutually agreed upon for each Specialty Plasma. The price shall be no less than the price paid for Tetanus Plasma. The Tetanus price shall be $54.00 per liter. The CMV price shall be $54.00 per liter. The prices for Specialty Plasma including Tetanus and CMV will be adjusted for the period January 1, 1998 through December 31, 1998 and the period January 1, 1999 through January 31, 2000 utilizing the same basis for adjustment as reflected in (a) above.

2.3.1    Until such time as SELLER is registered as a drug manufacturer under
         Section 510 of the Federal Food, Drug and Cosmetic Act and has a valid establishment license and a valid product license for source plasma issued under Section 351 of the U.S. Public Health Service Act ("FDA Licensure"), or for a period of 12 months from the effective date of this Agreement, whichever occurs first, NABI shall pay to SELLER as an advance against purchase price for Plasma to be purchased by NABI hereunder the sum of $50.00 for each liter of Source Plasma collected by SELLER during the period. Such advance payments shall be credited against the purchase price for the first liters of Plasma shipped by SELLER to NABI following FDA Licensure and, to the extent not so credited, shall become immediately due and payable upon termination of this Agreement for any reason whatsoever or to the extent otherwise provided in this Agreement. SELLER's obligation to repay such advance payments shall be secured pursuant to the Security Agreement of even date herewith between SELLER and NABI (the "Security Agreement").

2.4      Payments

         NABI shall pay all amounts due SELLER with respect to Plasma shipped by SELLER to NABI within 10 days of shipment. SELLER shall not invoice NABI for Plasma prior to shipment of such Plasma. Payments for plasma prior to FDA Licensure shall be made within ten days of draw.

         NABI shall designate the carrier for shipment of Plasma. NABI agrees to bear all costs of shipment, freight, insurance and all governmental taxes and duties incurred during shipping from the Center to the receiving terminal designated by NABI.

         Title to Plasma shall transfer to NABI upon delivery of the Plasma to the carrier designated by NABI.

2.5      Production

         During the term hereof, SELLER agrees to provide NABI each month in writing rolling twelve-month forecasts of its projected production of Plasma from the Center and agrees to send NABI prompt written notice of anticipated production variations from such forecasts.

2.6      Term of Agreement

         This Agreement shall commence on February 1, 1997 and shall continue until January 31, 2000. By written notice given to SELLER no later than September 30, 1999, NABI may extend the term of the Agreement for a period of three additional years, in which event all of the provisions of this Agreement shall continue in effect including the pricing adjustment provisions which shall be calculated each January 1 and shall utilize the approach specified in 2.3 above with the comparative periods rolling forward as appropriate.

                              ARTICLE 3.  GENERAL PROVISIONS

3.1      Representations and Warranties

         SELLER represents and warrants that:

3.1.1 All Plasma shipped to NABI hereunder shall comply with the Specifications.

3.1.2 All Plasma sold to NABI hereunder, as of the date of shipment, shall not be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act, shall be in full compliance with the Biological Products Section of the Pubic Health Service Act and applicable regulations thereunder, and shall be in full compliance with any other applicable federal, state, or local laws, ordinances or regulations and all requirements to be QPP certified. In the event that SELLER shall ship to NABI any Plasma which is not in compliance with said laws, regulations or the Specifications, SELLER shall be responsible for all reasonable losses or damages to NABI.

3.1.3 SELLER shall use its best efforts to obtain FDA Licensure and QPP certification as soon as practicable.

3.1.4 Once obtained, SELLER shall maintain FDA Licensure for the term of this Agreement. No Plasma shall be shipped hereunder until such license is obtained or if said FDA Licensure for any reason becomes invalid, suspended or revoked.

3.1.5 SELLER shall, within thirty (30) days of its receipt of any of the following, provide NABI a copy of any list or Observations (Form FD483), Notice of Adverse Findings, Information Letter, Regulatory Letter, or the like issued to SELLER by the U.S. Food and Drug Administration ("FDA") or other similar federal, state or local regulatory authority. SELLER shall also provide NABI a copy of its written response to the issuing agency.

3.1.6 SELLER shall notify NABI in writing, of any change or replacement of the Responsible Head or Manager at any Center. Said notification shall, with respect to replacements, include the qualification of such individual(s). Failure to so notify NABI will subject this Agreement to immediate cancellation.

3.2      Defective Plasma

         All Plasma furnished by SELLER which does not conform to the Specifications and conditions set forth herein or is otherwise defective shall be subject to rejection notwithstanding prior payment by NABI. SELLER shall reimburse any and all reasonable costs and expenses, including but not limited to, transportation, storage, handling and pooling costs incurred by NABI with respect to any such defective Plasma. SELLER shall bear any and all costs and expenses of returning or disposing of any such defective Plasma. SELLER shall have the right to instruct NABI to destroy such defective Plasma in lieu of returning it to SELLER. In the event SELLER does not give directions regarding the disposition of such rejected Plasma within fifteen (15) business days after the giving of written notice of rejection by NABI to SELLER, NABI shall have the right to destroy or otherwise dispose of all such rejected Plasma at SELLER's expense without any liability whatsoever to SELLER and without any obligation to compensate SELLER for any part of said rejected Plasma.

         In the event NABI makes prior payment for Plasma which is later rejected, the purchase price of such rejected Plasma, and any other costs and expenses incurred by NABI in connection with such rejected Plasma, may be set off or deducted from any other payments due to SELLER from NABI. In addition, NABI shall have the right, at its sole election, to demand reimbursement, in cash, for the purchase price and any other sums paid in connection with any such rejected Plasma.

3.3      Inspections

         SELLER agrees to permit NABI and any authorized representative of the Public Health Service, the FDA and any state and local governmental agencies to conduct periodic inspections of the Center and to review all records kept by SELLER regarding the collection, storage, processing and shipping of Plasma. SELLER further agrees to permit NABI, industry certification groups and any customer of NABI authorized by NABI to conduct similar periodic inspections of the Center. NABI, at its sole option and expense, shall have the right to make and retain copies of all such records kept by SELLER. In addition, SELLER shall provide NABI with copies of all correspondence between SELLER and any governmental entity regarding any such inspections or records.

3.4      Donor Testing Results

         NABI agrees at its sole cost and expense to arrange testing for each donor as required by Title 21 of the Code of Federal Regulations and furnish test results of all such tests to SELLER. SELLER agrees at its sole cost and expense to deliver and/or mail samples on a daily basis to a laboratory to be designated by NABI.

3.5      Unsatisfactory Report

         In the event any Center receives an unsatisfactory inspection report or rating from NABI, the FDA or any other federal or local regulatory agency or industry certification group, NABI may, at its sole option, refuse to accept Plasma from such Center until the unsatisfactory condition is corrected.

                      ARTICLE 4.  MATERIALS FURNISHED TO SELLER

4.1 NABI agrees to provide at no cost to SELLER pheresis machines sufficient in order for SELLER to meet its requirements hereunder. SELLER shall provide at its expense all maintenance and service to maintain such machines in good working order, reasonable wear and tear excepted. SELLER agrees to utilize the pheresis machines at the rate required by the pheresis machine manufacturer and further agrees to compensate NABI for any penalties incurred by NABI as a result of under utilization by SELLER of the pheresis machines.

4.2 NABI agrees to provide at no cost to SELLER with the following items in quantities sufficient to maintain an inventory adequate to meet the normal operating requirements of the Center. Inventory replenishment will be based on one soft goods set-up per donor plasmapheresed.

         Additionally, NABI agrees that in the event it exercises its option to require SELLER to collect Specialty Plasma at the Center, NABI shall supply to SELLER at no cost to SELLER such soft goods as are set forth in Subsection 4.2.1(a) through (e) below in such quantities as may be necessary for the collection of such Plasma. In addition, NABI shall supply at no cost to SELLER other supplies as necessary in such quantities as are necessary for SELLER to collect Specialty Plasma for sale to NABI.

4.2.1    Soft goods and other materials needed for plasmapheresis:
         (a)  Plastic disposables for plasma collection.
         (b)  Fistula needle.
         (c)  Anticoagulant.
         (d)  Final pooling container, bag or bottle.
         (e)  Normal saline solution (if requested by NABI).

4.2.2    Final pooling container labels with bleed numbers.

4.2.3    Product packaging and test report forms.

4.2.4    Shipping labels.

4.2.5    Plasma shipping forms.

4.2.6    All tests required by the Specifications.

4.2.7 Copy of NABI's S.O.P. and letter of authorization from NABI to the FDA permitting the use of said S.O.P. at each Center.

4.3      Inventories

         Within five (5) days after SELLER's receipt of any of the materials and supplies listed above, SELLER agrees to provide NABI with signed receipts, packing slips and such other documentation as NABI may reasonably request as proof of delivery to and receipt by SELLER of such materials and supplies.

         In addition, SELLER agrees to submit to NABI on a monthly basis a written inventory of all materials and supplies provided to SELLER by NABI, including detailed information regarding the exact location, disposition and use of said materials and supplies. NABI shall have the right, but not the obligation, to inspect this inventory of materials and supplies, without notice, throughout the term and at the end of this Agreement.

         SELLER agrees to pay for, and NABI shall not be obligated to provide, any materials or supplies which are used by SELLER in amounts exceeding two and one-half percent (2-1/2%) over one (1) set-up per donor for the production of the Plasma actually shipped to NABI during any consecutive three (3) month period throughout the term of this Agreement. In the event SELLER fails to account, to NABI's satisfaction, for the disposition and use of the above-listed materials and supplies furnished by NABI, NABI shall have the right, in addition to any other rights and remedies it may have hereunder or at law or in equity, to either demand cash reimbursement or to set off or deduct from any payments owed to SELLER from NABI the amount of Thirteen Dollars ($13.00) per soft goods set-up not properly accounted for. This amount may be adjusted from time to time based on increased costs due to changes in the composition and/or pricing per soft goods set-up.

4.4      Ownership

         SELLER agrees that all machines, material and supplies furnished to SELLER by NABI in connection with this Agreement shall remain the sole property of NABI during the term of this Agreement and shall be returned to NABI at SELLER's sole cost and expense at the conclusion of the term of this Agreement or within twenty (20) days after receipt of notice of termination of this Agreement by NABI. SELLER shall maintain at its expense such insurance on such equipment, machines and supplies as NABI shall request.

                         ARTICLE 5.  MISCELLANEOUS PROVISIONS

5.1      Relationship of the Parties

         The relationship between NABI and SELLER is, and during the term hereof shall be, that of buyer and seller. SELLER is in no way a partner, legal representative or agent of NABI for any purpose whatsoever and has no right or authority to incur, assume or create, in writing or otherwise, any warranty, liability or obligation of any kind, expressed or implied, in the name of, or on behalf of NABI.

5.2      Right of First Refusal.

         If during the term of this Agreement or within three months thereafter SELLER decides to sell one or more Center, or any portion of one or more Center, to a non affiliated third party, whether such sale shall be by merger, consolidation, sale of assets or stock, or otherwise, and including a sale of Center by reason of a sale of SELLER, NABI shall have the right of first refusal to purchase such Center or portions thereof. SELLER shall notify NABI in writing of the terms of any bona fide offer which it has received (including the name of the prospective purchaser and its affiliates), and NABI shall have a period of 45 days from the date of such notice to terminate to notify SELLER of NABI's intention to purchase under the same (or economically equivalent) terms and conditions.

         If NABI declines to purchase any or all of the Center or any portion thereof under its right of first refusal, SELLER may not sell such Center or portion hereof unless prior to consummation of such sale, the purchaser delivers to NABI its unconditional agreement to assume this Agreement and to fully, faithfully and punctually discharge SELLER's obligations hereunder.

         In the event a Center or any portion thereof is sold, whether to NABI or to a third party, all advance payments for plasma not previously credited to NABI shall become immediately due and payable.

5.3      Insurance and Indemnification

         SELLER hereby agrees to indemnify and hold NABI and its affiliates, agents, employees and directors harmless from any and all claims, losses, liabilities, damages, adverse publicity, attorneys' fees, costs and expenses which may be sustained by and/or claimed against NABI by virtue of the negligent or intentionally harmful performance of services rendered by SELLER, by breach by SELLER of any terms and conditions of this Agreement, by virtue of the defective or negligent preparation of Plasma or Plasma products sold by SELLER to NABI, or by virtue of any accident, event, condition or occurrences which may take place or originate at any Center.

         During the term of this Agreement and for a period of one year thereafter, Seller shall maintain product liability insurance with respect to all plasma sold hereunder in an amount not less than five hundred thousand dollars ($500,000). Such insurance shall name NABI as an additional insured and shall provide that such insurance shall not be canceled except upon ten (10) days prior written notice to NABI.

5.4      Termination and Breach

         Upon the occurrence of any of the following events, either party shall be entitled: (i) to receive immediate written notice of the occurrence of such event by the other party; and (ii) to terminate this Agreement immediately by giving written notice of termination to the other party;

5.4.1 In the event of insolvency of the other party or in the event that an involuntary or voluntary petition in bankruptcy is filed by, against, or on behalf of the other party; or

5.4.2 In the event the other party makes a general assignment for the benefit of its creditors, or a receiver or trustee is appointed for its business or property; or

5.4.3 In the event of an unscheduled closure of the Center for any purpose for any period of time exceeding thirty (30) days.

5.4.4 In the event FDA Licensure and QPP certification is not obtained within eighteen (18) months from the date hereof or, once obtained, ceases or is suspended.

5.4.5 In the event the other party shall fail to perform or fulfill any of its obligations hereunder, or shall fail to observe the terms and conditions hereof and such failure shall continue to exist for thirty
         (30) days after written notice of such failure has been given to that party. Sections 5.4.3 and 5.4.4 are applicable on a single center basis.

         Failure or delay by NABI or SELLER following any breach of this Agreement shall not constitute a waiver of NABI's or SELLER's right to terminate this Agreement by reason of such occurrence or breach or by reason of the subsequent occurrence of any other event or breach.

5.5      Force Majeure

         Neither party shall be liable for non-performance caused by factors beyond that party's direct control, said factors including but not being limited to:

              (a)  Natural disasters or other "Acts of God";
              (b)  Riots, wars, or insurrections; and
              (c) Actions of any governmental agency, including rules, laws, orders, regulations and restrictions.

5.6      Purchase Orders

         All sales of Plasma by SELLER to NABI hereunder shall be subject to the provisions of this Agreement and shall not be subject to the terms and conditions contained in any purchase order of NABI or confirmation of SELLER except insofar as any such purchase order or confirmation establishes the quantity or mix of Plasma ordered or sold thereunder and the delivery date and carrier thereof.

5.7      Termination

         No termination of this Agreement shall affect or impair in any respect any right or obligation of either party arising prior to the effective date of such termination.

5.8      Arbitration

         NABI and SELLER agree that any disputes or claims arising under or in connection with this Agreement, including the interpretation or application of this Agreement, shall be settled by arbitration in accordance with the rules of the American Arbitration Association then in force. If the parties cannot agree upon a single arbitrator within ten (10) days after demand by either of them for arbitration. then each party shall select one arbitrator from a list of arbitrators supplied by the American Arbitration Association. The two arbitrators so selected shall then choose a third arbitrator in order that the dispute may be finally resolved by a majority of the panel of three arbitrators so selected. The decision of the arbitrator or arbitrators shall be final and binding upon the parties both as to law and fact. The expenses of the arbitration shall be shared equally by the parties, unless the arbitration award stated that the expense shall be otherwise assessed. Any such arbitration shall take place in Boca Raton, Florida.

5.9      Miscellaneous

         This Agreement shall be binding on and inure to the benefit of the respective parties hereto and their successors and permitted assigns. This Agreement may not be assigned by SELLER without NABI's prior written consent. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement and the Security Agreement represent the entire understanding of the parties hereto with respect to the subject matter hereof, and supersedes any and all other prior agreements between the parties. The terms and provisions of this Agreement cannot be terminated or modified or amended except in writing and signed by the party against whom enforcement is sought. This Agreement shall be construed and enforced in accordance with the laws of the State of Florida without regard to conflicts of laws principles, and any suit, action or proceeding arising out of or relating to this Agreement may be commenced and maintained in any court of competent subject-matter jurisdiction in Broward County, Florida, and each party waives objection to such jurisdiction and venue. The provisions of this Agreement are severable and any invalidity, unenforceability or illegality in any provision or provisions hereof shall not affect the remaining provisions of this Agreement. In any suit, action or proceeding arising out of or in connection with this Agreement, the prevailing party shall be entitled to an award of the amount of reasonable attorney's fees and disbursements actually billed to such party in connection therewith, including fees and disbursements on one or more appeals. All notices required or allowed hereunder shall be in writing and shall be deemed given upon (i) hand delivery or (ii) three days after deposit of the same in the United States certified mail, return receipt requested, first-class postage and registration fees prepaid and correctly addressed to the party for whom intended at their address written in the first paragraph hereof (Attention:
         President), or such other address as is most recently noticed for such party as aforesaid. All references to gender or number in this Agreement shall be deemed interchangeably to have masculine, feminine, neuter, singular or plural meaning, as the sense of the context requires.

6.0      Authority to Execute

         SELLER hereby represents and warrants that it is not a party to, nor is it bound by any agreement which precludes or otherwise restricts the performance of its obligations hereunder. SELLER further represents and warrants that it has the right, legal capacity and authority to enter into this Agreement and that the execution of the Agreement has been duly authorized.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates set forth below.

NABI                                             SERACARE, INC.




By      /S/                                 By      /S/
  ----------------------------                ------------------------------
    John C. Carlisle                            Barry D. Plost
    Executive Vice President                    President
    Chief Operating Officer                     Chief Executive Officer

DATE:   1/3/97                              DATE:   12/4/97
    ------------                                 -------------